UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2022

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices)     (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - without par value	SRCE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2022, the Board of Directors of 1st Source Corporation (the “Company”) promoted Andrea G. Short, Executive Vice President of the Company and President of the Company’s subsidiary, 1st Source Bank (the “Bank”) to the position of Chief Executive Officer of the Bank in addition to her existing positions effective December 1, 2022. Christopher J. Murphy III will remain Chairman of the Board of the Bank in addition to his existing positions with the Company. Ms. Short, who is 60, has served as Executive Vice President of the Company since 2014, President of the Bank since 2020 and served as Chief Financial Officer of the Company and the Bank from 2013 until 2021. Ms. Short does not have any family relationship with any member of the Company’s Board of Directors or any of the Company’s executive officers. Ms. Short and members of her immediate family are customers of and have had banking relationships with the Bank in the ordinary course of business and in compliance with applicable federal and state laws and regulations.
Also, on October 20, 2022, the Board of Directors of the Company promoted Kevin C. Murphy to Executive Vice President of the Company and Chief Digital Officer and Executive Vice President of the Bank effective December 1, 2022. Mr. Murphy, who is 48, has served as Senior Vice President of the Bank since 2018 and Group Head of Information Technology, Marketing and Digital Strategy since 2020. Prior to 2020, Mr. Murphy had served in various roles such as Chief Information Officer, Regional President of the Bank’s Central Region, and the Head of Consumer Electronic Banking. Mr. Murphy has been an employee of the Bank since 2006. Mr. Murphy is the son of Christopher J. Murphy III, Chairman of the Board, President and Chief Executive Officer of the Company and Chairman of the Board of the Bank and the brother of Christopher J. Murphy IV who is a member of the Board of Directors of the Company and the Bank, respectively. Mr. Murphy and members of his immediate family are customers of and have had banking relationships with the Bank in the ordinary course of business and in compliance with applicable federal and state laws and regulations.
A copy of the Press Release is included as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 99.1:    Press release issued by 1st Source Corporation on November 23, 2022.

104        Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: November 23, 2022	/s/ BRETT A. BAUER
Brett A. Bauer
Treasurer and Chief Financial Officer
Principal Accounting Officer